UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

Amendment No. 1 to the
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

______________________________

Date of report (Date of earliest event reported): May 10, 2002

Port Financial Corp.
(Exact name of registrant as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation)	000-29343 (Commission File Number)	04-1145480 (IRS Employer Identification No.)

1380 Soldiers Field Road Brighton, MA (Address of principal executive offices)	02135 (Zip Code)

Registrant's telephone number, including area code:   (617) 779-8300

Not Applicable
(Former name or former address, if changed since last report)

Items 1 through 3.   Not applicable.

Item 4.

      On May 15, 2002, Port Financial Corp. (the "Registrant") filed a Current Report on Form 8-K (the "Current Report") announcing that the Board of Directors of the Registrant had terminated the engagement of its former accountants, Arthur Andersen LLP ("Andersen"), effective May 10, 2002, as the Registrant's independent accountants for the fiscal year ended December 31, 2002.

      Effective as of and on May 28, 2002, based on the recommendation of the Registrant's Audit Committee, the Registrant engaged KPMG LLP in place of Andersen to serve as the Registrant's independent auditors for the fiscal year ended December 31, 2002.

      The Registrant had not consulted with KPMG prior to KPMG's retention on any matter regarding: (A) either the application of accounting principles or the type of audit opinion that might be rendered on the Registrant's financial statements or (B) any other matter that was either the subject of any disagreement between the Registrant and its former auditor or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Act of 1933, as amended).

Items 5 through 6.   Not applicable.

Item 7.   Financial Statements and Exhibits
(a)	No financial statements are required to be filed with this report.
(b)	No pro forma financial information is required to be filed with this report.
(c)	Exhibits:
None.

Items 8 through 9. Not applicable.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PORT FINANCIAL CORP.
By: /s/ James B. Keegan James B. Keegan Chairman and Chief Executive Officer

Date: May 29, 2002